UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2004


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            1-14164                                    95-3518892
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    (Commission File Number)             (I.R.S. Employer Identification No.)



      712 FIFTH AVENUE
         NEW YORK, NY                                     10019
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(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

       [_]   Written communication pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

       [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

       [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 16, 2004, Hollinger International Inc., a Delaware corporation (the "Company"), one of its indirect subsidiaries, American Publishing Holdings, Inc. (the "Seller"), and Mirkaei Tikshoret Ltd., an Israeli corporation (the "Buyer"), entered into a Stock Purchase Agreement (the "Agreement") under which the Buyer has agreed to purchase from the Seller all of the Seller's equity and debt interests of The Palestine Post Limited, an Israeli corporation that owns THE JERUSALEM POST and THE JERUSALEM REPORT.

         The purchase price is $13.2 million in cash and is not subject to any post-closing purchase price or working capital adjustments. The purchase price was determined through arm's-length negotiations. The transaction is scheduled to close in mid-December and is subject to the satisfaction of standard antitrust requirements.

         A copy of the Company's Press Release, dated November 16, 2004, relating to the transactions contemplated by the Agreement, is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)      None.
(b)      None.
(c)      Exhibits.


EXHIBIT NUMBER         DESCRIPTION OF EXHIBITS
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Exhibit 99.1           Press Release dated November 16, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HOLLINGER INTERNATIONAL INC.
                                                     (Registrant)


                                            By: /s/ James R. Van Horn
                                                ------------------------------
                                                Name:  James R. Van Horn
                                                Title: Vice President, General
                                                       Counsel and Secretary

Date: November 18, 2004

                                  EXHIBIT INDEX


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EXHIBIT NUMBER         DESCRIPTION OF EXHIBITS
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Exhibit 99.1           Press Release dated November 16, 2004.
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